SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report:            January 10, 2001



                             HEALTHSOUTH Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  Delaware                  1-10315             63-0860407
               --------------            ------------        ----------------
               State or Other            (Commission         (I.R.S. Employer
      Jurisdiction of Incorporation      File Number)       Identification No.)
             or Organization)


One HEALTHSOUTH Parkway
  Birmingham, Alabama                                  35243
-----------------------                              ----------
 (Address of Principal                               (Zip Code)
   Executive Offices)


Registrant's Telephone Number,
    Including Area Code:                                (205) 967-7116



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Item 9.           REGULATION FD DISCLOSURE

         On January 10, 2001, representatives of HEALTHSOUTH Corporation will begin making presentations at investor conferences using slides containing the information attached to this Form 8-K as Exhibit 99. We expect to use these slides, in whole or in part and possibly with modifications, in connection with presentations to investors, analysts and others during the first quarter of 2001. We are furnishing the text of these slides pursuant to the Securities and Exchange Commission's Regulation FD. This information is furnished pursuant to
Item 9 of Form 8-K and shall not be deemed to be  "filed"  for the  purposes  of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

         The information contained in the slides is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         The text of the slides included with this report omits various graphic images included in the actual slides. We expect to make copies of the actual slides, including such graphic images, available for viewing at the "Investor Relations" section of our website located at www.healthsouth.com, although we reserve the right to discontinue that availability at any time.

         Some of the matters discussed in this report (including its exhibit) may constitute forward- looking statements. Some of these forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should", "seeks", "approximately", "intends", "plans", "estimates" or "anticipates" or the negative thereof or other comparable terminology, or by discussions of strategy, plans or intentions. Without limiting the generality of the preceding statement, all statements in this report concerning or relating to estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are necessarily estimates reflecting our best judgment based upon current information and involve a number of risks and uncertainties. There can be no assurance that other factors will not affect the accuracy of these forward-looking statements or that our actual results will not differ materially from the results anticipated in such forward-looking statements. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by us include, but are not limited to, changes in the regulation of the healthcare industry at either or both of the federal and state levels, changes or delays in reimbursement for our services by governmental or private payors, changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services, competitive pressures in the healthcare industry and our response thereto, our ability to obtain and retain favorable arrangements with third-party payors, unanticipated delays in the implementation of our Integrated Service Model or other strategies, general conditions in the


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economy and capital  markets and other factors which may be identified from time to time in our SEC filings and other public announcements.


Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

            99.  Text  of  Investor  Relations  Slideshow   In   Use   Beginning
                 January 10, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 10, 2001


                                                     HEALTHSOUTH CORPORATION


                                                     By /s/  WILLIAM W. HORTON
                                                       -------------------------
                                                             William W. Horton
                                                           Senior Vice President
                                                           and Corporate Counsel